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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported) June 18, 1996
                                                      -------------


                        PERSONNEL GROUP OF AMERICA, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)



       Delaware                               001-13956                  56-1930691
- -----------------------------        ------------------------       ------------------
  (State or Other Jurisdiction       (Commission File Number)         (I.R.S. Employer
        of Incorporation)                                           Identification No.)



                         6302 Fairview Road, Suite 201
                         Charlotte, North Carolina 28210
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                  (704) 442-5100
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                    Not Applicable
             -----------------------------------------------------
             (Former name or address, if changed from last report)


                         This filing contains 6 pages.
                      The exhibit index appears on page 4.





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Item 5.  Other Events.

         Personnel Group of America, Inc. ("PGA") issued a press release on June 18, 1996 announcing the closing of its acquisition of Computer Resources Group, Inc. ("CRG") (a copy of which is attached as Exhibit 99), and the information set forth in such press release is incorporated herein by reference. Information relating to the CRG acquisition has been previously reported in PGA's registration statement on Form S-1 (Reg. No. 333-04573).

Item 7.  Financial Statements and Exhibits.

         The following financial statements, pro forma financial information and exhibits are filed as part of this report.

         (b)     Pro forma financial information.

                 Unaudited Pro Forma Balance Sheet as of March 31, 1996 and notes thereto and unaudited Pro Forma Statements of Income for the year ended December 31, 1995 and the three-month period ended March 31, 1996 and notes thereto (in each case such pro forma financial statements being incorporated by reference from the "Unaudited Pro Forma Financial Statements" section (pp. F-34 to F-40) of the registrant's Registration Statement on Form S-1 (Reg. No. 333-04573))

         (c)     Exhibits

                 Exhibit 99 -- Press release dated June 18, 1996





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 1996


                                         PERSONNEL GROUP OF AMERICA, INC.


                                         By:   /s/EDWARD P. DRUDGE, JR.
                                               -------------------------------
                                               Edward P. Drudge, Jr.
                                               Chairman of the Board and
                                               Chief Executive Officer





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                   INDEX TO FINANCIAL STATEMENTS AND EXHIBITS


Documents filed under Item 7                                    Page No.
- ----------------------------                                    --------

(c) Exhibit 99 -- Press release dated June 18, 1996                 6




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